CUSIP 001744101                                                    Page 13 of 13


         EXHIBIT 1
         to SCHEDULE 13D



                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated:  November 3, 2003


                                   /s/ Steven C. Francis
                                   --------------------------------------------
                                   STEVEN C. FRANCIS



                                   THE FRANCIS FAMILY TRUST,
                                   dated May 24, 1996, as amended


                                   /s/ Steven C. Francis
                                   --------------------------------------------
                                   By: Steven C. Francis, as Trustee of the
                                       Francis Family Trust dated May 24, 1996,
                                       as amended



                                   /s/ Gayle A. Francis
                                   --------------------------------------------
                                   By: Gayle A. Francis, as Trustee of the
                                       Francis Family Trust dated May 24, 1996,
                                       as amended